Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2022
Prepayments and Other Current Assets [Abstract]
Prepayments and Other current assets
6.	Prepayments and Other current assets

Prepayments and other current assets consisted of the following:

	As of December 31,
	2021	2022
Advance deposit for intent acquisition (1)	100,000,000	46,600,000
Receivables from third parties (2)	-	29,640,939
Deductible input value-added tax	297,028	2,737,802
Receivables of over-paid income tax	193,015	1,175,455
Prepayments of services	300,000	456,848
Prepaid rental fees	656,011	-
Others	21,870	586,760
Total	101,467,924	81,197,804

(1)	On July 27, 2021, the Group entered into investment cooperation agreement with Beijing S.K. Pursuant to the agreement, the Group prepaid RMB100,000,000 for the intent acquisition of Beijing S.K. The Group completed the acquisition of Beijing P.X. by utilizing the prepayment in the amount of RMB53,400,000. The Group is in the process of evaluating Beijing S.K.’s other subsidiaries that are suitable as future acquiring targets. The remaining balance of prepayment will be used for the acquisition when targets are selected and finished internal restructuring.

(2)	Receivables from third parties included (i) amounts due from Beijing S.K. of RMB22,850,000 fair value gain from contingent consideration of acquisition (Note22); (ii) amounts due from Beijing Shanghui Human Resource Management Consulting Co., LTD (“Beijing Shanghui”) of RMB5,000,000; and (iii) amounts due from Beijing S.K. of RMB1,790,939 as Beijing S.K. collected tuition, accommodation and other miscellaneous fees on behalf of Langfang School and Chuangmei Weiye before the acquisition of Beijing P.X. Receivables from third parties were interest free, unsecure and the Group expected to collect the receivables within one year.